
METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                     SERVICER CERTIFICATE FOR MARCH 1998               EXHIBIT 99.2
$304,203,000    Class A 6.85% Asset Backed Notes
 $26,452,783    Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                                              20-Apr-98
Collection Period Begin Date                                                                                         01-Mar-98
Collection Period End Date                                                                                           31-Mar-98
Days in accrual period (30/360)                                                                                             30
Month(s) in Revolving Period                                                                                                11

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                                                  $13,789,727.94
     Collections Allocable to Principal Funding Account                                                         $11,107,319.17
     Collections Allocable to Interest Payment Account                                                           $2,682,408.77

Miscellaneous Data
     Initial Pool Balance                                                                                      $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                                       $330,655,783.00
      Subsequent Receivables Purchased                                                                          $11,084,248.71
     Current APR of Pool                                                                                                 8.19%
     Remaining Residual Amount                                                                                   $1,435,488.18
     Obligor Over-Concentration Amount                                                                                   $0.00
     Cumulative Net Losses                                                                                               $0.00
     Deliquencies - 60 to 90 Days                                                                                        $0.00
     Deliquencies - Over 90 Days                                                                                   $289,671.00
     Realized Losses (Current Period)                                                                                    $0.00
     Recoveries                                                                                                          $0.00
     Acquired Receivables - Transferor (Current Period)                                                                  $0.00
     Acquired Receivables - Servicer (Current Period)                                                                    $0.00
     Investment Earnings
        Collection Account                                                                                          $49,106.05
        Principal Funding Account                                                                                      $157.02
        Reserve Account                                                                                             $20,946.61
     Total Investment Earnings                                                                                      $70,209.68
------------------------------------------------------------------------------------------------------------------------------
PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                                         $330,655,783.00
        Class A Note Beginning Principal Balance                                                               $304,203,000.00
        Class B Note Beginning Principal Balance                                                                $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                               $330,655,783.00
        Class A Note Principal Balance (End of Period)                                                         $304,203,000.00
                Class A Note Pool Factor (End of Period)                                                             1.0000000
        Class B Note Principal Balance (End of Period)                                                          $26,452,783.00
                Class B Note Pool Factor (End of Period)                                                             1.0000000

Collection Account Deposit
        Total Collections and Investment Income for the Period                                                  $13,859,937.62

Administration Fee Accrued during this Period                                                                          $500.00

Principal Funding Account (PFA)                                                                                 $11,166,634.33
        Class A Noteholders' Principal Distributable Amount                                                              $0.00
        Class B Noteholders' Principal Distributable Amount                                                              $0.00

Interest Payment Account (IPA)                                                                                   $1,887,493.43
        Noteholders' Class A Interest Distributable Amount                                                       $1,736,492.13
        Noteholders' Class B Interest Distributable Amount                                                         $151,001.30

Servicing Fees Accrued during this Period                                                                          $137,773.24

Reserve Account
        Beginning Reserve Account Balance                                                                        $4,742,046.01
        Distribution from Reserve Account for Shortfalls                                                                 $0.00
        Deposits to Reserve Account from PFA/IPA                                                                         $0.00

        Ending Reserve Account Balance                                                                           $4,742,046.01
==============================================================================================================================


METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                     SERVICER CERTIFICATE FOR MARCH 1998               EXHIBIT 99.2
PART III -- SERVICING CALCULATIONS

Initial Pool Balance                                                                                           $330,655,783.00
Pool Balance (Beginning of Collection Period)                                                                  $330,655,783.00
Pool Balance (End of Collection Period)                                                                        $330,655,783.00

Total Collections                                                                                               $13,859,937.62
     Collections Allocable to Principal Funding Account                                                         $11,107,319.17
     Collections Allocable to Interest Payment Account                                                           $2,682,408.77
Prior Principal Funding Account Balance                                                                             $59,315.16
Recoveries                                                                                                               $0.00
Investment Income for the Period                                                                                    $70,209.68

Principal Funding Account (PFA)                                                                                 $11,166,634.33
Interest Payment Account (IPA)                                                                                   $2,752,618.45

Principal Distributable Amount                                                                                  $11,166,634.33

1.  Trigger Tests

        (a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                                          NO
        (b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?       NO
        (c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?       NO
        (d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                           NO
                Has an Early Amortization Event Occurred?                                                             NO

2.  Calculation of Distributable Amounts

Class A Note Beginning Principal Balance                                                                       $304,203,000.00
Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
Class A Noteholders' Share of the Principal Distribution Amount                                                          0.00%
Class A Noteholders' Principal Distributable Amount                                                                      $0.00

Class B Note Beginning Principal Balance                                                                        $26,452,783.00
Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                                     $0.00
Class B Noteholders' Share of the Principal Distribution Amount                                                          0.00%
Class B Noteholders' Principal Distributable Amount                                                                      $0.00

Interest Accrued on Class A Notes this period                           6.85%                                    $1,736,492.13
Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Class A Interest Distributable Amount                                                               $1,736,492.13

Interest Accrued on Class B Notes this period                           6.85%                                      $151,001.30
Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                                             $0.00
Noteholders' Class B Interest Distributable Amount                                                                 $151,001.30

3.  Allocations from Collection Account

Interest Payment Account (IPA)                                                                                   $2,752,618.45

        Servicing Fee Shortfall (Previous Period)                                                                        $0.00
        Servicing Fees Accrued during this Period                                       0.50%                      $137,773.24
        Servicing Fees Paid this Period from IPA                                                                   $137,773.24
        Preliminary Servicing Fee Shortfall (Current Period)                                                             $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                               $0.00
        Servicing Fee Shortfall (Current Period)                                                                         $0.00

Remaining Interest Payment Account (IPA)                                                                         $2,614,845.21

        Administration Fee Shortfall (Previous Period)                                                                   $0.00
        Administration Fee Accrued during this Period                                 $500/mon                         $500.00
        Administration Fee Paid this Period from IPA                                                                   $500.00
        Preliminary Administration Fee Shortfall (Current Period)                                                        $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                               $0.00
        Administration Fee Shortfall (Current Period)                                                                    $0.00

Remaining Interest Payment Account (IPA)                                                                         $2,614,345.21


METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                     SERVICER CERTIFICATE FOR MARCH 1998               EXHIBIT 99.2
        Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                              $0.00
        Interest Due (in Arrears) on above Shortfall                                                                     $0.00
        Interest Accrued on Class A Notes this period                                                            $1,736,492.13
        Noteholders' Class A Interest Distributable Amount from IPA                                              $1,736,492.13
        Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                   $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                               $0.00
        Noteholders' Class A Interest Carryover Shortfall (Current Period)                                               $0.00

Remaining Interest Payment Account (IPA)                                                                           $877,853.08

        Deposit to Reserve Account (from IPA)                                                                            $0.00

Remaining Interest Payment Account (IPA)                                                                           $877,853.08

        Deposit to Principal Funding Account (from IPA)                                                                  $0.00
        Receipt from Reserve Account for shortfall                                                                       $0.00
Remaining Interest Payment Account (IPA)                                                                           $877,853.08

        Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                              $0.00
        Interest Due (in Arrears) on above Shortfall                                                                     $0.00
        Interest Accrued on Class B Notes this period                                                              $151,001.30
        Noteholders' Class B Interest Distributable Amount from IPA                                                $151,001.30
        Noteholders' Class B Interest Carryover Shortfall (Current Period)                                               $0.00

Remaining Interest Payment Account (IPA)(to the Transferor)                                                        $726,851.78

Principal Funding Account (PFA)(including addition, if any, from IPA)                                           $11,166,634.33

        Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
        Class A Noteholders' Monthly Principal Distributable Amount                                                      $0.00
        Class A Noteholders' Principal Distributable Amount Paid from PFA                                                $0.00
        Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
        Withdrawal from Reserve Account to Cover Shortfall                                                               $0.00
        Class A Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Remaining Principal Funding Account (PFA)                                                                       $11,166,634.33

        Deposit to Reserve Account (from PFA)                                                                            $0.00

Remaining Principal Funding Account (PFA)                                                                       $11,166,634.33

        Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                             $0.00
        Class B Noteholders' Monthly Principal Distributable Amount                                                      $0.00
        Class B Noteholders' Principal Distributable Amount Paid from PFA                                                $0.00
        Class B Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

Remaining Principal Funding Account                                                                             $11,166,634.33
Amount to Transferor to purchase Subsequent Receivables                                                         $11,084,248.71
Ending Principal Funding Account Balance                                                                            $82,385.62

4.  Distributions from Reserve Account

Beginning Reserve Account Balance                                                                                $4,742,046.01

Distribution from Reserve Account                                                                                        $0.00
        Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                                 $0.00
        Withdrawal from Reserve Account to Cover Administration Fee Shortfall                                            $0.00
        Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                   $0.00

Preliminary Reserve Account Balance                                                                              $4,742,046.01

        Deposit to Reserve Account (from IPA)                                                                            $0.00

Preliminary Reserve Account Balance                                                                               $4,742,046.01

Distribution from Reserve Account                                                                                         $0.00
        Class A Noteholders' Principal Carryover Shortfall (Current Period)                                               $0.00
        Transfer to PFA for Realized Losses                                                                               $0.00
Preliminary Reserve Account Balance                                                                               $4,742,046.01


METLIFE CAPITAL EQUIPMENT LOAN TRUST 1997-A                     SERVICER CERTIFICATE FOR MARCH 1998               EXHIBIT 99.2
        Deposit to Reserve Account (from PFA)                                                                            $0.00

Preliminary Reserve Account Balance                                                                              $4,742,046.01

Specified Reserve Account Balance                                                                                $4,742,046.01
Lessor of:
(a)  1.00% of Original Pool Balance at end of Collection Period plus additions; and       1.00%                  $4,742,046.01
(b)  Class A Principal Balance (End of Period)                                                                 $304,203,000.00

Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                            YES

Excess Amount in Reserve Account released to Transferor                                                                  $0.00

Ending Reserve Account Balance                                                                                   $4,742,046.01

5.  Trigger Calculations

How many months has the Reserve Account been less than the Specified Reserve Account, if any?                      0
Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?               NO
How many months has the Pool Balance been less than the Note Balance, if any?                                      0

6.  Ending Balances
        Noteholders' Class A Interest Carryover Shortfall (Current Period)                                               $0.00
        Noteholders' Class B Interest Carryover Shortfall (Current Period)                                               $0.00
        Class A Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00
        Class B Noteholders' Principal Carryover Shortfall (Current Period)                                              $0.00

        Class A Note Principal Balance (End of Period)                                                         $304,203,000.00
        Class B Note Principal Balance (End of Period)                                                          $26,452,783.00
        Total Principal Balance of Notes (End of Period)                                                       $330,655,783.00

        Class A Note Pool Factor (End of Period)                       $304,203,000.00                               1.0000000
        Class B Note Pool Factor (End of Period)                        $26,452,783.00                               1.0000000
        Total Notes (End of Period)                                                                                  1.0000000

        Class A Notes Principal Balance at close of Revolving Period                                                      0.00
        Principal Pool Balance at close of Revolving Period                                                               0.00
        Class A Noteholders Percentage at the close of the Revolving Period                                              0.00%

        Servicer's Yield                                                                                              2,274.62